         AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of June 28, 1996, among THE BISYS GROUP, INC., a Delaware corporation, with an address at 150 Clove Road, Little Falls, New Jersey 07424 ("Parent"), BITUG ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent, with an address at 150 Clove Road, Little Falls, New Jersey 07424 ("Acquisition"), T.U.G., INC., a Pennsylvania corporation, with an address at 4251 Crums Mill Road, Harrisburg, Pennsylvania 17112 (the "Company"), and the shareholders of the Company, whose names and addresses are set forth on the signature pages hereto (all of said persons, subject to the following sentence of this Preamble, are referred to herein individually as a "Shareholder", and collectively as the "Shareholders"). Notwithstanding anything in this Preamble to the contrary, none of said persons shall be deemed a "Shareholder" for purposes of this Agreement and the transactions contemplated hereby if such person has not, prior to the Effective Time (hereinafter defined), (i) duly approved the Merger (hereinafter defined) and (ii) duly executed and delivered this Agreement. Messrs. Anthony A. Pascotti ("Pascotti"), J. Randall Grespin ("Grespin") and Gary D. Weller ("Weller") are hereinafter sometimes referred to collectively as the "Management Shareholders." The Company and Acquisition are hereinafter sometimes referred to as the "Constituent Corporations" and the Company as the "Surviving Corporation."

         WHEREAS, the Company is a life insurance brokerage general agency;

         WHEREAS, Parent, Acquisition and the Company desire that Acquisition merge with and into the Company (the "Merger"), upon the terms and conditions set forth herein and in accordance with the Business Corporation Law of the Commonwealth of Pennsylvania (the "Pennsylvania BCL") and the General Corporation Law of the State of Delaware (the "Delaware GCL"), with the result that the Company shall continue as the Surviving Corporation and the separate existence of Acquisition (except as it may be continued by operation of law) shall cease;

         WHEREAS, Parent, Acquisition and the Company desire that upon the Merger, at the Effective Time (as hereinafter defined), the outstanding shares of the capital stock of the Company be converted into the right to receive fully paid and nonassessable shares of Common Stock, $.02 par value, of Parent ("Parent Common Stock"), and the outstanding shares of Acquisition be converted into the right to receive fully paid and nonassessable shares of the Common Stock, $.01 par value, of the Surviving Corporation, as hereinafter provided;

         WHEREAS, Parent, Acquisition and the Company desire that, immediately after the Effective Time, Parent will own all the issued and outstanding shares of the capital stock of the Surviving Corporation;

         WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling-of-interests"; and

         WHEREAS, the respective Boards of Directors of the Company, Acquisition and Parent have approved the Merger;

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                      THE MERGER

         SECTION 1.01 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time, in accordance with this Agreement, the Pennsylvania BCL and the Delaware GCL, Acquisition shall be merged with and into the Company, the separate existence of Acquisition (except as it may be continued by operation of law) shall cease, and the Company shall continue as the Surviving Corporation.

         SECTION 1.02 EFFECT OF THE MERGER. Upon the effectiveness of the Merger, the Surviving Corporation shall succeed to and assume all the rights and obligations of the Company and Acquisition in accordance with the Pennsylvania BCL and the Delaware GCL and the Merger shall otherwise have the effects set forth in Chapter 19, Subchapter C, of the Pennsylvania BCL.

         SECTION 1.03 CONSUMMATION OF THE MERGER. As soon as practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Merger set forth herein, provided that this Agreement has not been terminated previously, the parties hereto will cause the Merger to be consummated by filing (a) with the Department of State of the Commonwealth of Pennsylvania a properly executed articles of merger in accordance with the Pennsylvania BCL, and (b) with the Secretary of State of the State of Delaware a properly executed certificate of merger in accordance with the Delaware GCL.
The Merger shall be effective upon filing of such certificates or on such later date as may be specified therein, but in no event shall such certificates be delivered for filing more than three (3) Business Days (hereinafter defined) after satisfaction of all of the conditions set forth in Article VIII hereof (the time of such effectiveness being the "Effective Time"). For purposes of this Agreement, the term "Business Day" shall mean a day of the year on which national banks are open for business and are not required or authorized to close.

         SECTION 1.04 CHARTER; BY-LAWS; DIRECTORS AND OFFICERS. As of the Effective Time, the Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the Surviving Corporation unless and until thereafter amended or restated in accordance with the provisions thereof and as provided by the Pennsylvania BCL. As of the Effective Time, the By-Laws of the Company shall be the By-Laws of the Surviving Corporation, unless and until thereafter amended in accordance with the provisions thereof and as provided by the Pennsylvania BCL. The initial directors and officers of the Surviving Corporation shall be the directors and officers set forth below, in each case until their respective successors are duly elected and qualified.

         Directors:     Lynn J. Mangum
                        Robert J. McMullan

         Officers:      Lynn J. Mangum - Chairman
                        Anthony A. Pascotti - President
                        Robert J. McMullan - Executive Vice President
                         and Treasurer
                        J. Randall Grespin - Executive Vice President
                        Mark J. Rybarczyk - Senior Vice President
                        Gary D. Weller - Senior Vice President

                        Catherine T. Dwyer - Vice President and Secretary Annamaria Porcaro - Assistant Secretary

         SECTION 1.05 FURTHER ASSURANCES. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (ii) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of such Constituent Corporation, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

                                      ARTICLE II

                               CONVERSION OF SECURITIES

         SECTION 2.01   CONVERSION OF SECURITIES OF THE COMPANY.

         (a) By virtue of the Merger and without any action on the part of the holders of the common stock, par value $.01, of the Company ("Company Common Stock"), at the Effective Time all outstanding shares of the Company Common Stock (subject to Section 2.03(c) hereof) shall be converted into the right to receive an aggregate of 491,314 shares of Parent Common Stock, constituting the number of shares of Parent Common Stock determined by dividing the sum of $16,000,000 by $32.566, which is the average of the daily last sale prices of a share of Parent Common Stock, as reported on the Nasdaq National Market, for the period March 22, 1996 to April 22, 1996, and each outstanding share of Company Common Stock shall be converted into the right to receive .2077 shares of Parent Common Stock, except as otherwise hereinafter set forth with regard to the payment of cash in lieu of fractional shares.

         (b) If, prior to the Effective Time, Parent should split or combine the outstanding shares of Parent Common Stock, or pay a stock dividend or other stock distribution in Parent Common Stock, then the determination of the exchange value shall be appropriately adjusted to reflect such split, combination, dividend or other distribution.

         (c) Each share of capital stock that is held in the treasury of the Company shall be cancelled and retired and no capital stock of Parent, cash or other consideration shall be paid or delivered in exchange therefor.

         SECTION 2.02 ACQUISITION COMMON STOCK. At the Effective Time, each share of Common Stock, $.01 par value, of Acquisition issued and outstanding immediately prior to the Effective Time shall be converted into a right to receive One (1) share of the common stock of the Surviving Corporation, which shall constitute all of the issued and outstanding shares of the Surviving Corporation after the Effective Time.

         SECTION 2.03 EXCHANGE OF CERTIFICATES. (a) At the Effective Time, each Shareholder shall deliver to Parent the certificate or certificates representing its shares of Company Common Stock (each, a "Certificate") in form sufficient for transfer and cancellation pursuant hereto. Upon surrender of a Certificate for cancellation to Parent in form sufficient for transfer and cancellation pursuant hereto and delivery to Parent of such other documents as may reasonably be required by Parent to effect the transfer, each Shareholder surrendering such Certificate shall be entitled to receive in exchange therefor
(i) a certificate evidencing that number of whole shares of Parent Common Stock which such holder has the right to receive in respect of the shares of

Company Common Stock formerly evidenced by such Certificate (after taking into account all shares of Company Common Stock then held of record by such holder) and (ii) a check representing the amount of cash in lieu of fractional shares of Parent Common Stock, if any, and unpaid dividends or other distributions, if any, to which such holder is entitled pursuant to the provisions of this Section 2.03, after giving effect to any applicable withholding tax, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to the Shareholders.

         (b) No dividends or other distributions declared after the Effective Time with respect to Parent Common Stock shall be paid with respect to any shares of Company Common Stock represented by a Certificate until such Certificate is surrendered for exchange as provided herein. After surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore declared with respect to such whole shares of Parent Common Stock and not paid, less the amount of any applicable withholding taxes thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the date of such surrender and with a payment date subsequent to the date of such surrender payable with respect to such whole shares of Parent Common Stock, less the amount of any applicable withholding taxes thereon.

         (c) No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Parent. Each holder of shares of Company Common Stock who would otherwise have been entitled to receive in the Merger a fraction of a share of Parent Common Stock (after taking into account all certificates surrendered by such holder) shall be entitled to receive, in lieu thereof, a check in an amount (without interest) equal to such fractional part of a share of Parent Common Stock multiplied by $32.566.

         (d) From and after the date of this Agreement, the stock transfer books of the Company shall be closed, and there shall be no further registrations of transfers of shares of Company Common Stock on the records of the Company.

         (e) In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, Parent shall issue in exchange for such Certificate the shares of Parent Common Stock and cash in lieu of fractional shares and unpaid dividends and distributions, if any, on shares of Parent Common Stock deliverable in respect thereof as provided herein.

         (f) Promptly after the Effective Time, the Surviving Corporation shall issue to Parent a certificate representing One Hundred (100) shares of the common stock of the Surviving Corporation, and Parent shall cause the certificate representing its shares of the capital stock of Acquisition to be cancelled.

                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                           AND THE MANAGEMENT SHAREHOLDERS

         Each of the Company and each of the Management Shareholders, jointly and severally, hereby represents and warrants to Parent and Acquisition, knowing and intending that each of Parent and Acquisition is relying hereon in entering into the transactions contemplated hereby, as follows:

         SECTION 3.01 AUTHORITY RELATIVE TO AGREEMENT. The Company has all requisite power and authority to enter into and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors and shareholders of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby.

         SECTION 3.02 SHAREHOLDERS' STOCK. The shares of Company Common Stock identified on the signature page(s) hereof opposite the respective names of the holders thereof have been duly and validly issued to the respective holders. The shares of Company Common Stock owned by them represent, collectively, all of the issued and outstanding shares of capital stock (or other equity interests) in the Company.

         SECTION 3.03 ORGANIZATION, STANDING AND QUALIFICATION. Each of the Company and each corporation, partnership, limited liability company, joint venture or other entity in which the Company has an equity interest of twenty percent (20%) or more or an interest in the income, profits and losses of twenty percent (20%) or more (individually, a "Subsidiary" and, collectively, the "Subsidiaries"), each of which is listed in SCHEDULE 3.03 hereto, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority to own and hold its properties and conduct its business as now owned, held and conducted in its state of incorporation or organization and the states (or other jurisdictions) in which it has qualified to do business. The Company and each Subsidiary is qualified to do business and is in good standing in all states (or other jurisdictions) in which such qualification is required by reason of the nature or extent of business conducted by the Company or such Subsidiary therein, except where the failure to be so qualified would not have a Material Adverse Effect (hereinafter defined) on the assets, financial condition, operating results or business of the Company or such Subsidiary. Such states (and jurisdictions) in which the Company or any Subsidiary is qualified to do business are specified in SCHEDULE
3.03 attached hereto. As used in this Agreement, a "Material Adverse Effect" shall mean, with respect to any party, a material adverse effect on the assets, financial condition, operating results or business of such party and its subsidiaries, taken as a whole.

         SECTION 3.04 STOCK OF THE COMPANY. (a) The authorized capital stock of the Company consists in its entirety of Ten Million (10,000,000) shares of Company Common Stock, of which Two Million Three Hundred Sixty Five Thousand Five Hundred and Thirty-Four (2,365,534) shares of Company Common Stock are validly issued and outstanding, fully paid and nonassessable. The Company does not have any outstanding obligations, options or rights entitling others to acquire shares of capital stock of the Company, or any outstanding securities, options or other instruments convertible into shares of capital stock of the Company.

         (b) Except with respect to the shares of Company Common Stock identified on the signature page(s) hereof, none of the Shareholders or any other person or entity has any outstanding claim against the Company or any right whatsoever against the Company with respect to any shares of capital stock of the Company, including, without limitation, any option, warrant or other right to acquire from the Company shares of the capital stock of the Company or any securities, options or other instruments convertible into or exchangeable for shares of capital stock of the Company.

         SECTION 3.05 SUBSIDIARIES AND OTHER INVESTMENTS. The Subsidiaries are listed in SCHEDULE 3.03 hereto. Except as listed in SCHEDULE 3.03, there is no corporation, partnership, limited liability company, joint venture or other entity in which the Company or any Subsidiary has, directly or indirectly, made any investment or to which the Company or any Subsidiary has made an advance of cash. Neither the Company nor any Subsidiary is under any obligation to acquire any securities, including, without limitation, Company Common Stock, from any person or entity, and neither the Company nor any Subsidiary is under any obligation to make any investment or to advance any cash to any person or entity. All of the capital stock or other equity interests of each Subsidiary has been duly and validly issued to the parties indicated in SCHEDULE 3.03 and is fully paid and nonassessable. The Company owns, directly or indirectly through a wholly-owned Subsidiary, 100% of the issued and outstanding shares of the capital stock of each Subsidiary which is a corporation. There is shown in
SCHEDULE 3.03 the number of issued and outstanding shares of capital stock or other outstanding equity interests of each Subsidiary and the beneficial owner thereof, and there are no outstanding obligations, options or rights entitling others to acquire shares of the capital stock or other equity interests of any Subsidiary, or outstanding securities, options or other instruments convertible into or exchangeable for shares of the capital stock or other equity interests of any Subsidiary.

         SECTION 3.06 CERTIFICATE OF INCORPORATION AND BY-LAWS. True and complete copies of the Company's Certificate of Incorporation and By-Laws (together with any amendments thereto) are attached hereto as SCHEDULE 3.06.
The Company has provided to Parent true and complete copies of the Certificate of Incorporation and By-Laws of the Company and the Certificate of Incorporation and By-Laws or other organizational agreements and documents of each Subsidiary, together with all amendments thereto.

         SECTION 3.07 EXECUTION AND PERFORMANCE OF AGREEMENT; VALIDITY AND BINDING NATURE. (a) The execution and delivery of this Agreement, and the performance by the Company of the terms of this Agreement and the transactions contemplated hereby, will not result in a breach of any of the terms of, or constitute a violation of or default under, the Certificate of Incorporation or By-Laws of the Company or the Certificate of Incorporation or By-Laws or other organizational agreements or documents of any Subsidiary or any statute or contract, indenture or other instrument by which the Company or any Subsidiary or any of their respective properties is bound. This Agreement has been duly executed and delivered by the Company. This Agreement is, and the documents and agreements executed and delivered by the Company pursuant to the terms hereof, when duly executed and delivered by all parties whose execution and delivery thereof is required, will be legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

         (b) The execution and delivery of this Agreement, and the performance by each of the Management Shareholders of the terms of this Agreement and the transactions contemplated hereby, will not result in a breach of any of the terms of, or constitute a violation or default under, any statute or contract, indenture or other instrument by which any Management Shareholder or any of their respective properties are bound. This Agreement has been duly executed and delivered by each of the Management Shareholders and, together with the other documents and agreements to be executed by all parties whose execution and delivery thereof is required, constitute the legal, valid and binding obligations of each of the Management Shareholders, enforceable against the Management Shareholders in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

         SECTION 3.08   FINANCIAL STATEMENTS.

         (a) The Company has delivered to Parent (i) the unaudited consolidated balance sheet of the Company and its consolidated subsidiaries as of March 31, 1996 and the related unaudited consolidated statements of income, stockholders' equity and cash flows for the period then ended, and notes thereto, (ii) the unaudited consolidated balance sheets of the Company and its consolidated subsidiaries as of December 31, 1995 and the related unaudited consolidated statements of income, stockholders' equity and cash flows and the accompanying schedule of other operating expenses for the fiscal years then ended, and notes thereto, and (iii) the consolidated balance sheets of the Company and its consolidated subsidiaries as of December 31, 1994, 1993 and 1992 and the related consolidated statements of income, stockholders' equity and cash flows and the accompanying schedule of other operating expenses for the years then ended, each compiled by Brown, Schultz, Snyder & Plesic, certified public accountants, and notes thereto, (hereinafter referred to collectively as the "Financial Statements"). Each of the Financial Statements (i) is true and correct and has been prepared from the books and records of the Company and its consolidated subsidiaries, (ii) has been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis with prior periods covered thereby and (iii) presents fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates and the consolidated results of the operations and cash flow of the Company and its consolidated subsidiaries for such respective periods in all respects, subject, in the case of interim financial statements, to normal recurring year-end adjustments and the absence of notes. All prepaid expenses included therein as assets represent payments theretofore made by the Company or a consolidated subsidiary included therein, the benefit and advantage of which may be obtained and enjoyed by the Surviving Corporation. The books and records of the Company and its consolidated subsidiaries have been kept, and will be kept to the Effective Time, in reasonable detail and in accordance with the same accounting principles heretofore consistently applied and will fairly and accurately reflect to the Effective Time all of the transactions of the Company and its consolidated subsidiaries, and are and will be complete and correct in all material respects. The unaudited consolidated balance sheet of the Company as at March 31, 1996 is hereinafter sometimes referred to as the "Balance Sheet".

         (b) The Company has delivered to Parent the unaudited balance sheets of each Subsidiary which is not a consolidated subsidiary of the Company as of December 31, 1995 and May 31, 1996 and the related unaudited statements of income (other than for A/A Realty Associates) for the periods then ended (hereinafter referred to collectively as the "Subsidiary Financial Statements"). Each of the Subsidiary Financial Statements (i) is a true and correct and has been prepared from the books and records of the applicable Subsidiary, (ii) has been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis with prior periods covered thereby and
(iii) presents fairly the financial position of the applicable Subsidiary as of the respective dates and the results of the operations and cash flow of the applicable Subsidiary for such respective periods in all respects, subject, in the case of interim financial statements, to normal recurring year-end adjustments and subject to the absence of notes. All prepaid expenses included therein as assets represent payments theretofore made by the applicable Subsidiary, the benefit and advantage of which may be obtained and enjoyed by such Subsidiary after the Effective Time. The books and records of each such Subsidiary have been kept, and will be kept to the Effective Time, in reasonable detail and in accordance with the same accounting principles heretofore consistently applied and will fairly and accurately reflect to the Effective Time all of the transactions of each such Subsidiary, and are and will be complete and correct in all material respects. The unaudited balance sheet of each such Subsidiary as at May 31, 1996 is hereinafter sometimes referred to as a "Subsidiary Balance Sheet."

         SECTION 3.09 INTELLECTUAL RIGHTS. SCHEDULE 3.09 attached hereto contains a complete and correct list and accurate description of all trademarks, trade names, service marks, logos and other identifying symbols, names or marks, copyrights, inventions, processes, designs, formulas, trade secrets, patents, patent applications and other intellectual and/or proprietary rights or interests (collectively, "Intellectual Rights") (a) owned by the Company or any Subsidiary, all of which are owned by the Company or such Subsidiary, free and clear of all licenses, liens, charges or encumbrances, except as specified in such Schedule, or (b) licensed to the Company or any Subsidiary under valid and enforceable agreements, exclusive of the Software (hereinafter defined) identified in SCHEDULE 3.29(a) hereof. The Company or a Subsidiary owns, or possesses adequate rights to use, all Intellectual Rights necessary for the conduct of the business of the Company or any Subsidiary, and the protection of patents is not material to the conduct of the business of the Company and each Subsidiary. The Company and the Management Shareholders are not aware of any infringements by any third parties upon any Intellectual Rights or any conflict with or infringement of asserted rights of others with respect to same.

         SECTION 3.10 CONTRACTS AND CONTRACT PARTIES. SCHEDULE 3.10 contains a complete list of (a) each contract, selling agreement, service agreement or other arrangement, whether written or oral, to which the Company or any Subsidiary is a party, and under which the Company or any Subsidiary provides insurance brokerage, distribution, or general agency services to independent insurance agents, so-called premier groups of insurance agencies or other persons or entities, (b) each joint venture, co-marketing, co-brokerage or similar contract or arrangement, whether written or oral, to which the Company or any Subsidiary is a party, (c) each contract or arrangement, whether written or oral, with an insurance company, general insurance agency, distributor or broker to which the Company or any Subsidiary is a party, and under which the Company is authorized or obligated to sell or broker insurance or related products or services, (d) each contract or arrangement, whether written or oral, under which the Company or any Subsidiary receives commissions or other income in connection with the conduct of its business, (e) each lease or capital lease of equipment or other personal property, whether written or oral, to which the Company or any Subsidiary is a party and (f) each consulting or similar agreement, whether written or oral, to which the Company or any Subsidiary is a party, all of the foregoing including the names and addresses of each party thereto other than the Company or a Subsidiary (collectively, the "Contract Parties"). True and complete copies of those contracts or arrangements which are in writing have been heretofore made available to Parent, and complete descriptions of those contracts or arrangements which are oral have been heretofore made available to Parent. Except as described in SCHEDULE 3.10, none of the contracts or arrangements listed in SCHEDULE 3.10 require the Company or any Subsidiary to purchase any product or service exclusively from a Contract Party, require the Company or any Subsidiary to deal exclusively with a Contract Party with respect to any customer or class of customers of the Company or any Subsidiary, or otherwise limit the Company or any Subsidiary from selling or purchasing any product or service to or from any person or entity. No Contract Party listed in SCHEDULE
3.10 has expressed to the Company or any Subsidiary or any Management Shareholder its intention to cancel or otherwise terminate its relationship with the Company, and, to the best knowledge of the Company and each Management Shareholder, all of such contracts and arrangements will continue in full force and effect after the Effective Time and a continuing relationship with each such Contract Party is not in jeopardy.

         SECTION 3.11 MAJOR SUPPLIERS. SCHEDULE 3.11 contains the names and business addresses of all of the suppliers from whom the Company or any Subsidiary purchased, during the twelve (12) month period ending March 31, 1996, goods and/or services, the aggregate cost of which exceeded Five Thousand Dollars ($5,000) or which suppliers or consultants are in any event material to the continued operation of the business of the Company or any Subsidiary in the ordinary course (collectively, the "Major Suppliers"). Except as disclosed in
SCHEDULE 3.11, neither the Company nor any Subsidiary has other suppliers or consultants which are material to the business of the Company or any Subsidiary as presently conducted. No Major Supplier listed in SCHEDULE 3.11 has expressed to the Company or any Subsidiary or any Management Shareholder its intention to cancel or otherwise terminate its relationship with the Company, and, to the best knowledge of the Company and each Management Shareholder, a continuing relationship with each such supplier is not in jeopardy.

         SECTION 3.12 EMPLOYMENT, DEFERRED COMPENSATION OR SIMILAR AGREEMENTS; COLLECTIVE BARGAINING AGREEMENTS; EMPLOYEE BENEFIT PLANS.

         (a) Except as disclosed in SCHEDULE 3.12(a), neither the Company nor any Subsidiary is a party to any agreement or employment contract or deferred compensation or similar employment or incentive compensation arrangement with any of its respective employees or former employees. There are no collective bargaining agreements or any agreements with any labor union covering any employees of the Company or any Subsidiary. The business of the Company is not affected by any present strike or other labor disturbance involving the employees of the Company or any Subsidiary nor, to the best knowledge of the Company or any Shareholder, is any union attempting to represent, as collective bargaining agent, any person employed by the Company or any Subsidiary.

         (b) Except as disclosed in SCHEDULE 3.12(b), neither the Company nor any Subsidiary sponsors or maintains or is otherwise a party to or liable under any plan, program, fund or arrangement (whether or not qualified for Federal income tax purposes), whether benefiting a single individual or multiple individuals, and whether funded or not, that is an "employee pension benefit plan," or an "employee welfare benefit plan," as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other benefit arrangement for its employees, their dependents and beneficiaries.

         (c) Neither the Company nor any Subsidiary has contributed nor does it contribute to any multi-employer plan (as defined in Section 3(37) of ERISA), incurred any liability under Section 4201 of ERISA for any complete or partial withdrawal from any multi-employer plan or assumed any such liability by any prior owner of any of its assets or properties.

         (d) Each employee pension benefit plan maintained by the Company or any Subsidiary and listed in SCHEDULE 3.12(b) complies in all material respects with the requirements of ERISA. No "reportable event" within the meaning of
Section 403 of ERISA has occurred with respect to any such plan and neither the Company nor any Subsidiary engaged in any "prohibited transaction" within the meaning of Section 406(a) or (b) of ERISA or of Section 4975(c) of the Code, with respect to any such plan; and no such plan has been terminated in accordance with the procedures set forth in Section 4041 or 4042 of ERISA.

         (e) No liability has been incurred by the Company or any Subsidiary for any tax imposed by Section 4975 of the Code with respect to any plan described in SCHEDULE 3.12(b). The Company or a Subsidiary, as applicable, has, and shall have, for all periods ending on or prior to the Effective Time, administered each employee pension benefit plan and each employee welfare benefit plan described in SCHEDULE 3.12(b) in all material respects in compliance with the reporting, disclosure and all other requirements applicable thereto under ERISA, the Code or any other applicable law.

         SECTION 3.13 INVENTORY. Except as disclosed in SCHEDULE 3.13, neither the Company nor any Subsidiary owns any inventory, and the ownership and maintenance of inventory is not significant to the conduct of the business of the Company or any Subsidiary.

         SECTION 3.14   REAL ESTATE.

         (a) SCHEDULE 3.14(a) contains a true and correct list of all real estate owned by the Company or any Subsidiary and all real estate in which the Company or any Subsidiary has an ownership interest, directly or indirectly. All such real estate is owned in fee simple free and clear of all liens and encumbrances except (i) those described in SCHEDULE 3.14(a); and (ii) liens of current taxes not yet due and payable. Neither the Company nor any Subsidiary is party to any agreement involving the purchase or sale of real or personal property except as disclosed in this Agreement.

         (b) SCHEDULE 3.14 (b) contains a true and correct list and description of all leases, subleases or other agreements under which the Company or any Subsidiary is lessee or subtenant or lessor or sublessor of real estate. The Company has provided to Parent true and complete copies of all such leases, subleases and agreements, all of which leases, subleases and agreements are valid, binding and enforceable. The Company has no oral leases of real estate.

         (c) All owned real property or leased real property (and improvements thereon) described in SCHEDULE 3.14(a) or SCHEDULE 3.14(b) is in good operating condition and repair and conforms in all material respects with all applicable building, zoning, planning and other regulations, ordinances or laws, and the Company and each Subsidiary has the right to use all real estate necessary to the conduct of its business as currently conducted.

         SECTION 3.15 TITLE TO AND CONDITION OF PERSONAL PROPERTY. The Company or a Subsidiary has merchantable title to all personal property reflected in the Balance Sheet or acquired subsequent to the date of the Balance Sheet, free and clear of all liens or encumbrances, except as specifically disclosed in SCHEDULE 3.15 hereto. All of the personal property owned by the Company or any Subsidiary is in good operating condition and repair. The Company and each Subsidiary owns or has the right to use all such properties necessary to the conduct of their respective businesses as currently conducted.

         SECTION 3.16   ACCOUNTS AND NOTES RECEIVABLE.  Except as disclosed in
SCHEDULE 3.16, the accounts and notes receivable of the Company and each Subsidiary reflected in the Balance Sheet or a Subsidiary Balance Sheet, as applicable, or acquired by the Company or a Subsidiary subsequent to the date of the Balance Sheet or Subsidiary Balance Sheet, as applicable, (a) are true, bona fide accounts or notes receivable of the Company or such Subsidiary created in the ordinary course of business; (b) have been collected or are fully collectible in amounts not less than the aggregate amount thereof, net of reserves established therefor, on the books of the Company or a Subsidiary and reflected in the Balance Sheet or Subsidiary Balance Sheet, as applicable; (c) are not subject to any offsets, credits or counterclaims; and (d) have not at any time been placed for collection with any attorney, collection agency or similar individual or firm.

         SECTION 3.17   MARKETABLE SECURITIES AND OTHER INVESTMENTS.  SCHEDULE
3.17 lists all of the marketable securities and other investments shown on the Balance Sheet or any Subsidiary Balance Sheet, as applicable (the "Company Investments"), all of which are owned by the Company or a Subsidiary free and clear of any liens, encumbrances or claims, except as shown in SCHEDULE 3.17. The value of each of the Company Investments shown on the Balance Sheet or Subsidiary Balance Sheet, as applicable, reflect the fair market value thereof on the date of the Balance Sheet or a Subsidiary Balance Sheet, as applicable, and the Financial Statements and Subsidiary Financial Statements are in conformity with the requirements of Financial Accounting Standards Board Statement No. 115. All of the Company Investments are readily marketable except as described in SCHEDULE 3.17, and, since the date of the Balance Sheet or a Subsidiary Balance Sheet, as applicable, there has been no material decline in the aggregate market value of the Company Investments.

         SECTION 3.18 TAXES. Each of the Company and each Subsidiary has properly completed and filed all federal, state, county, municipal and other tax returns, reports and declarations which are required to be filed by it and has paid or accrued on its financial statements all taxes, penalties and interest which have become (or may hereafter become) due pursuant thereto or which became (or may hereafter become) due pursuant to asserted deficiencies or assessments. Except as set forth in SCHEDULE 3.18 hereto, neither the Company nor any Subsidiary has received any notice of deficiency or assessment of additional taxes, all such deficiencies or assessments set forth in SCHEDULE 3.18 are being contested in good faith and through appropriate proceedings, and no tax audits are in process. The last year for which the federal or state income taxes or other taxes of the Company and/or any Subsidiary have been examined is set forth accurately and completely on SCHEDULE 3.18 hereto. Neither the Company nor any Subsidiary has granted any waiver of any statute of limitation with respect to, or any extension of a period for the assessment of, any federal, state, county, municipal or other tax. Except as disclosed in SCHEDULE 3.18, the accruals and reserves for taxes reflected in the Balance Sheet are adequate to cover all taxes (including interest and penalties, if any, thereon) due and payable or accrued in accordance with generally accepted accounting principles as a result of the operations of the Company and Subsidiaries for all periods prior to the date of the Balance Sheet. Neither the Company nor any Subsidiary has filed an election under Section 1362(a) of the Code to be taxed as an S Corporation.

         SECTION 3.19 LITIGATION. Except as disclosed in SCHEDULE 3.19, there is no litigation, investigation or proceeding pending or, to the best knowledge of the Company and the Shareholders, threatened, involving the Company, any Subsidiary or any of their respective properties. There are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal materially affecting or materially limiting the conduct of the business of the Company or any Subsidiary.

         SECTION 3.20   OTHER MATERIAL CONTRACTS AND COMMITMENTS.  SCHEDULE
3.20 lists all contracts or commitments to which the Company or any Subsidiary is a party, which contracts are material to the business of the Company or any Subsidiary and are not disclosed in another Schedule hereto. Except as disclosed in SCHEDULE 3.20 or another Schedule hereto, neither the Company nor any Subsidiary is a party to and none of their respective properties are bound by any of the following types of contracts or commitments, written or oral: (a) mortgages, indentures, security agreements and other agreements and instruments relating to the borrowing of money or extension of credit or imposition of an encumbrance on any of the assets of the Company or a Subsidiary; (b) other contracts and commitments which in any case involve payments or receipts of more than $15,000; (c) any contract with any officer, director or with any employee of the Company or any Subsidiary (other than agreements relating to current wage or salary payments terminable by the Company or a Subsidiary on notice of thirty
(30) days or less); (d) any contract or promissory note or other instrument with any Affiliate (as hereinafter defined) of the Company or any Subsidiary; (e) any guarantee of the obligations of any person or entity or obligation to provide funds or assume the debt of any person or entity; or (f) any option or right to acquire any assets of the Company outside of the ordinary course of business. The Company has delivered to Parent complete and correct copies of all written contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral contracts and commitments described in SCHEDULE 3.20 or any other Schedule hereto. Neither the Company nor any Subsidiary, as applicable, is in default with respect to any such contract or commitment, and, to the best knowledge of the Company and the Management Shareholders, no other party to any such contract or commitment is in default with respect thereto. Except as specifically set forth on SCHEDULE 3.20, each such contract will continue in full force and effect after the Effective Time without any right on the part of any party thereto, other than the Company or a Subsidiary, to terminate such contract or commitment as a result of the occurrence of the Merger. For purposes of this Agreement, "Affiliate" of the Company or a Subsidiary means (a) any corporation, partnership, trust or other entity in control of, controlled by or under common control with the Company or such Subsidiary; and (b) any officer, director, trustee, general partner or employee of any corporation, partnership, trust or other entity in control of, controlled by or under common control with the Company or a Subsidiary.

         SECTION 3.21 LABOR RELATIONS. Except as disclosed in SCHEDULE 3.21, the Company and each Subsidiary, in the conduct of their respective affairs, have complied in all material respects with all applicable laws (including, without limitation, labor laws) relating to the hiring and employment of employees and independent contractors, including, without limitation, those related to discrimination, wages, hours, collective bargaining, employee pension and welfare benefit plans, and the payment of (and withholding for) income, Social Security and other employment related taxes, and neither the Company nor any Subsidiary is liable for any penalties or damages for failure to comply with any of the foregoing. There are no unfair labor practice claims or charges pending or, to the best knowledge of the Company and the Management Shareholders, threatened, involving the Company or any Subsidiary.

         SECTION 3.22 INSURANCE. SCHEDULE 3.22 hereto contains a list and description (including the name of the insurer, coverage and expiration date) of all insurance policies maintained by the Company or any Subsidiary. SCHEDULE
3.22 further lists all claims presently pending or, to the best knowledge of the Company and the Management Shareholders, threatened which are covered by such policies, other than routine claims for benefits under the welfare benefit plans of the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice of cancellation or non-renewal of any of such policies.

         SECTION 3.23 CONDUCT OF BUSINESS AND ABSENCE OF CHANGES. Since December 31, 1995, the Company and each Subsidiary has conducted its business in the regular and ordinary course and has not (a) undergone any material adverse change in its condition (financial or otherwise), assets, liabilities, business, or operations, (b) declared, set aside, made or paid any cash or stock dividend or distribution or purchased, issued or sold any shares of its capital stock,
(c) incurred any indebtedness for borrowed money or issued or sold any debt securities (except as may have been advanced in the regular and ordinary course under the Company's line of credit facilities described in SCHEDULE 3.20), (d) instituted any increase in the compensation or bonuses payable or to become payable to any officers or employees, except as disclosed in SCHEDULE 3.23, or any changes in personnel policies or employees benefits, or
(e) made any payment to any Shareholder except for payments described in a Schedule hereto and regular salary and ordinary and necessary business expense reimbursements.

         SECTION 3.24 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS. Except as set forth in SCHEDULE 3.24 hereto, the Company and each Subsidiary is in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, governmental licenses or permits and other governmental licenses, permits, authorizations or approvals applicable to it or any of its properties, and all governmental licenses, permits, authorizations or approvals necessary in any material respect for the conduct of its business have been duly and lawfully obtained and are in full force and effect, and there are no proceedings pending or, to the best knowledge of the Company and the Management Shareholders, threatened, which may result in the revocation, cancellation or suspension, or any materially adverse modification, of any thereof.

         SECTION 3.25 OFFICERS, DIRECTORS AND DEPOSITORIES. SCHEDULE 3.25 hereto contains the names of all the officers and directors of the Company and the names of all officers, directors, managing general partners or persons occupying similar positions of each Subsidiary, the names of all depositories of the funds of the Company and each Subsidiary and the names of the officers and other persons empowered to sign instruments withdrawing funds from said depositories.

         SECTION 3.26   ENVIRONMENTAL MATTERS.

         (a) No governmental agency has asserted any claim or given notice of any possible claim or, to the knowledge of the Company or the Management Shareholders, threatened to assert any claim against the Company or any Subsidiary in respect of its business, any assets owned or leased by any of them, real properties owned or leased by any of them, or the condition, use or operation thereof by any of them, arising out of any Federal, state or local law, rule, regulation or directive pertaining to the environment.

         (b) To the best knowledge of the Company and the Management Shareholders, there are nowhere on any real property owned or leased by, used by or otherwise under the control of the Company or any Subsidiary any deposits, dumps, or tanks of toxic or other poisonous, dangerous or noxious waste, fluids, solvents, chemicals or effluents, all of which chemicals, fuels and fluids are properly and safely stored, identified, labelled and maintained in accordance with applicable industrial standards and all governmental or other laws or regulations relating thereto. Neither the Company nor any Subsidiary discharges from any real property owned, leased, used or otherwise under its control, whether by effluent, emission or other means, any noxious, toxic, hazardous or deleterious matter or gases. All discharges of waste material and other substances from the operating facilities of the Company and each Subsidiary are in full compliance with applicable law and covered by valid permits and licenses, where required.

         SECTION 3.27 THIRD PARTY AND GOVERNMENTAL CONSENTS. Except as disclosed in SCHEDULE 3.27 hereto, no consent, waiver, authorization, approval, order, license, certificate or permit of or from, or registration, declaration or filing with, any governmental authority or any court or other tribunal or any other person, firm or entity, nor under any contract, indenture, mortgage, lease, license or other agreement or instrument to which the Company, any Subsidiary or any Shareholder is a party or by which the Company, any Subsidiary or any Shareholder, or any of their respective assets or properties, is subject or bound, is required by or with respect to the Company, any Subsidiary or, to the knowledge of any Management Shareholder, any Shareholder, in connection with the execution, delivery or performance of this Agreement or of any other agreement, document or instrument to be executed and delivered by the Company, any Subsidiary or any Shareholder pursuant hereto or in connection herewith or the consummation of the transactions contemplated hereby. The Company or a Subsidiary or a Shareholder, as applicable, has obtained all consents and waivers listed in SCHEDULE 3.27 on or prior to the date hereof.

         SECTION 3.28   LICENSES AND PERMITS.  Except as disclosed in SCHEDULE
3.28 hereto, the Company or a Subsidiary has obtained all consents, approvals, waivers, licenses and permits from governmental authorities required in connection with the ownership of the assets of the Company and Subsidiaries and the operation of the business of the Company and Subsidiaries as presently and heretofore conducted, including, without limitation, all required insurance producer and similar licenses (herein collectively referred to as the "Company Licenses"). Except as disclosed in SCHEDULE 3.28 hereto, each employee and agent of the Company or any Subsidiary has obtained all approvals, licenses and permits from governmental authorities required in connection with the operation of the business of the Company or any Subsidiary and the services provided by such employee or agent to the Company or any Subsidiary, including, without limitation, insurance producer licenses and similar licenses (herein collectively referred to as the "Employee and Other Licenses"). The Company Licenses and the Employee and Other Licenses are listed on SCHEDULE 3.28 hereto and, except as otherwise set forth in SCHEDULE 3.28 hereto, no other licenses or permits are required to conduct or operate the business of the Company or any Subsidiary as presently conducted. None of the Company Licenses or the Employee and Other Licenses are threatened to be revoked or suspended, and there are no disciplinary proceedings pending, or to the knowledge of the Company or any Management Shareholder, threatened by, any issuer of any such license or any other governmental authority against the holder thereof.

         SECTION 3.29   SOFTWARE.

         (a) SCHEDULE 3.29(a) hereto contains a true, complete and accurate list and description of (i) all computer software and related programs owned by the Company or any Subsidiary and (ii) all computer software and related programs licensed by the Company or any Subsidiary for use in connection with the business of the Company or any Subsidiary, other than off-the-shelf software licensed to the Company or any Subsidiary which is not material to the operation of the business of the Company or a Subsidiary or the services provided by the Company or a Subsidiary (collectively, the "Software"). The Company or a Subsidiary either owns or has a valid license to use and sublicense all of the Software, and upon consummation of the Merger the Surviving Corporation shall have the right to use and authorize others to use all of the Software, free from any claim, security interest or other lien or encumbrance whatsoever, except as set forth on SCHEDULE 3.29(a). The Company or a Subsidiary, as the case may be, is the exclusive licensee of the Software indicated on SCHEDULE 3.29(a) as being exclusively licensed by the Company or a Subsidiary. The Software constitutes the only computer software or programs necessary for the operation of the business of the Company and each Subsidiary as presently conducted.

         (b) The Company has provided to Parent true and complete copies of all licenses, leases, contracts and other written instruments relating to any Software and/or source codes thereof which are not owned by the Company or a Subsidiary (collectively, the "Software Contracts"), all of which are legally valid and binding and enforceable in accordance with their respective terms. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company or any Management Shareholder, any other party thereto, is in violation of any material term or provision of any Software Contract. The use of the owned Software by the Company or a Subsidiary does not, and upon consummation of the Merger the use of such owned Software by the Surviving Corporation will not, in any manner infringe upon any rights of any third parties. To the knowledge of the Company and each Management Shareholder, the use of any source codes related to Software which is not owned by the Company or a Subsidiary, and the exercise of the rights of the Company or a Subsidiary in and to such source codes, as provided in any of the Software Contracts, does not, and upon consummation of the Merger the use of any such source codes and exercise of such rights by the Surviving Corporation pursuant to the terms of the Software Contracts will not, in any manner infringe upon the rights of any third parties.

         (c) All source codes relating to the Software which is owned by the Company or a Subsidiary (the "Owned Source Codes") are in the possession of the Company or such Subsidiary and constitute trade secret information of the Company or such Subsidiary, and, except as set forth in
SCHEDULE 3.29(c), no third party has any copy of any of the Owned Source Codes or any right, title, interest or license, conditional or otherwise, with respect to any of the Owned Source Codes under any circumstances whatsoever. Upon consummation of the Merger, the Surviving Corporation shall own and have possession of, and shall have the right to use, all of the Owned Source Codes, free from any claim, security interest or other lien or encumbrance whatsoever.

         SECTION 3.30 LOANS TO OR FROM SHAREHOLDERS OR EMPLOYEES. Neither the Company nor any Subsidiary has outstanding any loans, advances or other indebtedness incurred by any Shareholder or any employee, former employee or former shareholder of the Company or any Subsidiary, or any member of their respective families, and there are no loans or advances made to the Company or any Subsidiary by or indebtedness incurred by the Company or any Subsidiary to any Shareholder or any employee, former employee or former shareholder of the Company or any Subsidiary, or any member of their respective families, except as set forth in SCHEDULE 3.30 ("Related Party Loans"). True and complete copies of all promissory notes or other agreements or documents evidencing the Related Party Loans ("Related Party Notes") have been heretofore delivered to Parent.

         SECTION 3.31 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent disclosed or accrued on the Financial Statements or the Subsidiary Financial Statements, as applicable, or incurred in the ordinary course of business since the date of the Balance Sheet or a Subsidiary Balance Sheet, as applicable, or disclosed on any Schedule hereto, there exist no liabilities or obligations of any nature whatsoever (whether absolute, contingent or otherwise, matured or unmatured, or known or unknown) in respect of the business or assets of the Company or any Subsidiary of the type customarily reflected in financial statements prepared in accordance with GAAP. Neither the Company nor any Management Shareholder knows, after due inquiry, of any basis for assertion against the Company or any Subsidiary of any claim or liability of any nature in any amount not fully disclosed pursuant to the terms hereof.

         SECTION 3.32 SHAREHOLDERS' AND SIMILAR AGREEMENTS. Except as set forth in SCHEDULE 3.32, neither any Shareholder, nor any other person or entity, nor the Company are parties to any shareholders' agreement, buy-sell agreement, stock rights agreement or any similar agreement or arrangement related to the purchase and sale of any shares of Company Common Stock. As of the Effective Time, the Company will have no obligation to any Shareholder or any other person or entity for the purchase of any shares of Company Common Stock or for the payment of any consideration in respect of the purchase, sale or other disposition of shares of Company Common Stock.

         SECTION 3.33 INFORMATION PROVIDED FOR PRIVATE PLACEMENT MEMORANDUM. All information, including, without limitation, all financial information, provided by the Company for insertion in the Private Placement Memorandum (hereinafter defined) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in the light of the circumstances in which they were made, not misleading, it being understood that such information has not been independently verified by Parent or Acquisition.

         SECTION 3.34 REPRESENTATIONS AND WARRANTIES TRUE; NO MISLEADING STATEMENTS. All of the representations and warranties set forth in this
Article III shall be true and correct as of the Effective Time as if made at that time. The representations and warranties made herein in connection with the transactions contemplated hereby and the operation of the business of the Company and each Subsidiary and in any Schedule, list or other document specifically referred to herein and delivered by the Company or the Management Shareholders pursuant hereto do not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES
                                 OF THE SHAREHOLDERS

         Each Shareholder hereby represents and warrants to Parent and Acquisition, as to itself, severally and not jointly, as follows, knowing and intending that each of Parent and Acquisition is relying hereon in entering into the transactions contemplated hereby:

         SECTION 4.01 AUTHORITY AND CAPACITY RELATIVE TO AGREEMENT. Each Shareholder has all requisite power, authority and legal capacity to enter into and perform each of its obligations hereunder.

         SECTION 4.02 EXECUTION AND PERFORMANCE OF AGREEMENT; VALIDITY AND BINDING NATURE. The execution and delivery of this Agreement, and the performance by each Shareholder of the terms of this Agreement and the transactions contemplated hereby, will not result in a material breach of any of the terms of, or constitute a violation or default under, any statute or contract, indenture or other instrument by which such Shareholder or any of its respective properties are bound, and no consent, approval, authorization or order of any court or governmental authority is required in connection with the execution and delivery of this Agreement by such Shareholder and the performance by such Shareholder of the terms of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder and, together with the other documents and agreements to be executed by all parties whose execution and delivery thereof is required, constitutes the legal, valid and binding obligations of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

         SECTION 4.03 STOCK OF THE COMPANY. The number of shares of Company Common Stock beneficially owned by each Shareholder is as identified on the signature page(s) hereof opposite the respective Shareholder's name. The shares of Company Common Stock beneficially owned by each Shareholder are owned free and clear of all liens, claims, options, encumbrances or restrictions whatsoever, and such Shareholder has the full legal right and power and all authorizations and approvals required by law or otherwise to sell, transfer and deliver such shares hereunder and to make the representations, warranties and agreements set forth in this Agreement. Except with respect to the shares of Company Common Stock identified on the signature page(s) hereof opposite the respective Shareholder's name, such Shareholder has no outstanding claim against the Company or any right whatsoever with respect to any shares of the capital stock of the Company, including without limitation any option, warrant or other right to acquire shares of the capital stock of the Company or any securities, options or other instruments convertible or exchangeable into shares of capital stock of the Company. No Shareholder has granted any option or other right to acquire from such Shareholder any shares of Company Common Stock.

         SECTION 4.04   ADDITIONAL REPRESENTATIONS AND COVENANTS OF
SHAREHOLDERS.

         (a) Each Shareholder understands that the offer and sale of the shares of Parent Common Stock in the Merger pursuant to this Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of each Shareholder contained in this Agreement.

         (b) Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Parent Common Stock or passed upon or endorsed the merits of an investment therein or confirmed the accuracy or adequacy of any information provided by Parent to the Shareholders or the accuracy or adequacy of any of the representations, warranties and agreements of Parent contained herein.

         (c) Each Shareholder is acquiring Parent Common Stock solely for its own account for investment and not with any present view to resale or distribution thereof, in whole or in part, except as contemplated by the registration rights agreement in the form of EXHIBIT C hereto. No Shareholder has any agreement or arrangement, formal or informal, written or oral, with any person to sell or transfer or otherwise dispose of all or any part of the Parent Common Stock, and none has any present plans to enter into any such agreement or arrangement other than the registration rights agreement in the form of EXHIBIT C hereto.

         (d)  No Shareholder became aware of the offer and sale of Parent
Common Stock through or as a result of any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or other media in connection with the offer and sale of Parent Common Stock contemplated hereby and no Shareholder is purchasing Parent Common Stock through or as a result of any seminar or meeting to which any Shareholder was invited.

         (e) Each of Messrs. Pascotti, Arthur A. Kusic and Steven C. Leisher meets the requirements of at least one of the categories of an "accredited investor", and as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and as set forth in the form of Accredited Investor Certification attached hereto as EXHIBIT A. In connection with the closing of the transactions contemplated by this Agreement, Messrs. Pascotti, Kusic and Leisher shall each certify to Parent, in the form of the certification set forth in EXHIBIT A, as to which category (or categories) of accredited investor is applicable to such Shareholder.

         (f) Each Shareholder, or each Shareholder together with the Purchaser Representative (hereinafter defined), has such knowledge and experience in financial, tax, and business matters in general, and investments in securities in particular, so as to enable such Shareholder to evaluate the merits and risks of an investment in Parent Common Stock and to make an informed investment decision with respect thereto.

         (g) Each Shareholder is familiar with the business, operations and financial condition of the Company and Subsidiaries and is able to evaluate the merits and risks of the conversion of Company Common Stock in the Merger for Parent Common Stock as provided herein and to make an informed investment decision with respect thereto.

         (h) Each Shareholder recognizes that it must bear the substantial economic risks of the investment in Parent Common Stock indefinitely, because none of the Parent Common Stock may be sold, transferred, hypothecated or otherwise disposed of unless such Parent Common Stock is registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the certificates representing Parent Common Stock issuable stating that the shares represented thereby have not been registered under the Securities Act or applicable state securities laws, and appropriate notations thereof will be made in Parent's stock books.

         (i) Each Shareholder has adequate means of providing for its current financial needs and foreseeable contingencies and has no need for immediate liquidity of its investment in Parent Common Stock. Each Shareholder's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Parent Common Stock will not cause such commitment to become excessive.

         (j) No Shareholder is relying on Parent or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in Parent Common Stock, other than as expressly contained in the representations and warranties of Parent contained in Article V hereof and in the Private Placement Memorandum (hereinafter defined). Each Shareholder, or each Shareholder together with the Purchaser Representative, has read and fully understands each of this Agreement and the entire Private Placement Memorandum.

         (k) Each Shareholder, or each Shareholder together with the Purchaser Representative, (i) has had the opportunity to obtain all information requested by him for the purposes of verifying the information contained in the Agreement and Private Placement Memorandum or for any other purpose related hereto and
(ii) has had the opportunity to meet with representatives of Parent and the Company and to have them answer any questions and provide such additional information regarding the terms and conditions of the transactions contemplated hereby, the information set forth in this Agreement and the Private Placement Memorandum and the business and prospects of Parent deemed relevant by such Shareholder, or such Shareholder together with the Purchaser Representative, all of which questions have been answered and all of which requested information has been provided to the full satisfaction of such Shareholder, or such Shareholder together with the Purchaser Representative. Each Shareholder is aware that an investment in Parent Common Stock is speculative and involves significant risks, including, among other things, the risk of the loss of such Shareholder's entire investment in Parent Common Stock.

         (l) In evaluating the suitability of an investment in Parent, and in deciding to enter into this Agreement, no

Shareholder, nor any Shareholder together with the Purchaser Representative, has relied upon any representation or other information (whether oral or written) other than as set forth in the representations and warranties of Parent contained in Article V of this Agreement and in the Private Placement Memorandum. No oral or written representations have been made, or oral or written information furnished, to any Shareholder in connection with the offer and sale of Parent Common Stock that are in any way inconsistent with the representations and warranties of Parent contained herein or any of the information contained in the Private Placement Memorandum.

         (m) Edward L. Vey, Senior Vice President, Private Banking Division, Dauphin Deposit Bank and Trust Co., and Raymond Canilli, CPA, Private Banking Division, Dauphin Deposit Bank and Trust Co., Harrisburg, Pennsylvania, are the purchaser representatives for each Shareholder which is not an "accredited investor", as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, in connection with evaluating the merits and risks of the transactions contemplated by this Agreement (collectively, the "Purchaser Representative"). There is no existing relationship between Parent or any of its Affiliates and Purchaser Representative or any of its Affiliates. Purchaser Representative is not an Affiliate, director, officer or employee of Parent, or beneficial owner of ten percent (10%) or more of Parent Common Stock. Purchaser Representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement.

         (n) All information, including, without limitation, financial information and financial statements, provided by the Shareholder, does not, and, to the knowledge of the Shareholder, all information, including, without limitation, financial information and financial statements, provided by the Company, for insertion in the Private Placement Memorandum, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, it being understood and acknowledged that such information has not been independently verified by Parent or Acquisition.

         (o) Except as described in SCHEDULE 4.04(o) hereto, no Shareholder has any beneficial interest, directly or indirectly, in any person, firm, corporation, partnership or other entity which is or within the past two years has been a supplier of any goods or services to the Company, including, without limitation, any Major Supplier, or from which the Company has received fees, including, without limitation, any Contract Party, other than as the beneficial owner of 1% or less of the voting securities of a publicly held corporation. The nature and amount of any such beneficial interest is disclosed in SCHEDULE 4.04(o).

          SECTION 4.05 REPRESENTATIONS AND WARRANTIES TRUE; NO MISLEADING STATEMENTS. All of the representations and warranties set forth in this Article IV shall be true and correct as of the Effective Time as if made at that time. The representations and warranties made in this Article IV do not, and to the knowledge of the Shareholders, the representations and warranties of the Company and the Management Shareholders made elsewhere in this Agreement and in any Schedule, list or other document specifically referred to in this Agreement and delivered by the Company or the Management Shareholders pursuant hereto, do not, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF PARENT

          Parent represents and warrants to the Company and each Shareholder as follows:

          SECTION 5.01 ORGANIZATION AND QUALIFICATION. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the assets, financial condition, operating results or business of Parent and its subsidiaries, taken as a whole.


          SECTION 5.02 ACQUISITION. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as it is now being conducted. Acquisition is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on Parent. All the outstanding shares of capital stock of Acquisition are validly issued, fully paid and nonassessable and are owned by Parent.

          SECTION 5.03 CAPITALIZATION. The authorized capital stock of Parent consists of 80,000,000 shares of Parent Common

Stock, and, as of April 22, 1996, 24,196,415 shares of Parent Common Stock were issued and outstanding, all of which were validly issued and are fully paid and nonassessable. Except for (a) options outstanding under Parent's Stock Option and Restricted Stock Purchase Plan (the "1989 Plan"), (b) options outstanding under Parent's 1995 Stock Option Plan, (c) rights under Parent's 1996 Employee Stock Purchase Plan and (d) options outstanding under Parent's Non-Employee Director Stock Option Plan, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of Parent is authorized or outstanding and there is not any agreement of Parent to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Parent does not have any obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. At the Effective Time, Parent will have sufficient authorized and unissued shares of Parent Common Stock available for issuance in accordance with Article II hereof. When issued to the Shareholders hereunder, such shares of Parent Common Stock will have been duly authorized by Parent and, upon receipt of consideration therefor in accordance with the terms hereof, such shares will be validly issued, fully paid and nonassessable shares of Parent Common Stock.

          SECTION 5.04 AUTHORITY RELATIVE TO AGREEMENT. Parent has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby (including issuance of Parent Common Stock to the Shareholders pursuant to the terms hereof) have been duly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the transactions contemplated hereby (including issuance of Parent Common Stock to the Shareholders pursuant to the terms hereof). This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

          SECTION 5.05 NON-CONTRAVENTION. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby will not (a) conflict with any provision of the Certificate of Incorporation or By-Laws of Parent or any of its subsidiaries or (b) result (with or without the giving of notice or the lapse of time or both) in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its subsidiaries or any of their respective properties, other than any such violation, default, loss or acceleration that would not have a Material Adverse Effect with respect to Parent.

          SECTION 5.06 PRIVATE PLACEMENT MEMORANDUM. Parent has delivered to each Shareholder a copy of the confidential private placement memorandum, including exhibits thereto, prepared in connection with the transactions contemplated hereby (the "Private Placement Memorandum"). The Private Placement Memorandum does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except as may be contained in information provided by the Company or any Shareholder for insertion therein.

          SECTION 5.07 FINANCIAL STATEMENTS. The consolidated financial statements of Parent included in the Private Placement Memorandum have been prepared in accordance with GAAP consistently applied and consistent with prior periods, subject, in the case of unaudited interim consolidated financial statements, to year-end adjustments (which consist of normal recurring accruals) and the absence of certain footnote disclosures. The consolidated balance sheets of Parent included in the Private Placement Memorandum fairly present in all material respects the financial position of Parent and its subsidiaries as of their respective dates, and the related consolidated statements of operations, shareholders' equity and cash flows included in the Private Placement Memorandum fairly present in all material respects the results of operations of Parent and its subsidiaries for the respective periods then ended, subject, in the case of unaudited interim financial statements, to year-end adjustments (which consist of normal recurring accruals) and the absence of certain footnote disclosures.

          SECTION 5.08 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except for the issuance of Parent Common Stock pursuant to employee benefit plans of Parent described in Section 5.03 above, the issuance of 520,599 shares of Parent Common Stock in connection with the merger of Strategic Solutions Group, Inc. on April 22, 1996, or as otherwise disclosed in the Private Placement Memorandum or any exhibit thereto, since March 31, 1996, Parent has not (a) issued any Parent Common Stock or securities or obligations convertible into or exchangeable for Parent Common Stock, (b) incurred any material liabilities (absolute or contingent), except in the ordinary course of business or (c) suffered any Material Adverse Effect.

          SECTION 5.09 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign governmental or regulatory authority is required to be made or obtained by Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby, except for (a) filings pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated by the SEC thereunder, if applicable, (b) filings with state securities agencies under state securities or blue sky laws, if applicable, (c) the filing of an Articles of Merger with the Department of State of the Commonwealth of Pennsylvania in accordance with the Pennsylvania BCL, (d) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the Delaware GCL, (e) any licenses, permits, franchises or other governmental authorizations pertaining to the business of the Company and its subsidiaries that are required as a result of the consummation of the transactions contemplated hereby and (f) such consents, approvals, orders or authorizations which if not obtained, or registrations, declarations or filings which if not made, would not have a Material Adverse Effect with respect to Parent.

          SECTION 5.10 COMPLIANCE WITH LAW. Neither Parent nor any of its subsidiaries is in default under any order of any court, governmental authority or arbitration board or tribunal. Neither Parent nor any such subsidiary is in material violation of or has received notice of any alleged violation of any applicable laws, ordinances and governmental rules and regulations to which Parent or any such subsidiary is subject, including, without limitation, federal securities and banking laws. Neither Parent nor any subsidiary has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, except where the failure to obtain such licenses, permits, franchises or other governmental authorizations would not have a Material Adverse Effect on Parent.

                                   ARTICLE VI

            REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION

          Each of Parent and Acquisition, jointly and severally, represents and warrants to the Company and each Shareholder, knowing and intending that the Company and each Shareholder is relying thereon in entering into the transactions contemplated hereby, as follows:

          SECTION 6.01 ORGANIZATION AND QUALIFICATION. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Acquisition is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect with respect to Acquisition.

          SECTION 6.02 CAPITALIZATION. The authorized capital stock of Acquisition consists of 100 shares of common stock, $.01 par value. As of the date hereof, 100 shares of such common stock are validly issued and outstanding, fully paid and nonassessable and are owned of record and beneficially by Parent, and no shares of such common stock are held in the treasury of Acquisition. Acquisition has no commitments to issue or sell any shares of such common stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from Acquisition, any shares of such common stock, and no securities or obligations evidencing any such rights are outstanding.

          SECTION 6.03 AUTHORITY RELATIVE TO AGREEMENT. Acquisition has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquisition and the consummation by Acquisition of the transactions contemplated hereby have been duly authorized by the Board of Directors of Acquisition and by Parent as its sole shareholder, and no other corporate proceedings on the part of Acquisition are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Acquisition and constitutes the legal, valid and binding obligation of Acquisition, enforceable against Acquisition in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by principals of equity.

          SECTION 6.04 NON-CONTRAVENTION. The execution and delivery of this Agreement by Acquisition and the consummation by Acquisition of the transactions contemplated hereby will not (a) conflict with any provision of the Certificate of Incorporation or By-Laws of Acquisition or (b) result (with the giving of notice or the lapse of time or both) in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Acquisition or its properties, other than any such violation, default, loss or acceleration that would not have a Material Adverse Effect with respect to Acquisition.

          SECTION 6.05 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign governmental or regulatory authority is required to be made or obtained by Acquisition in connection with the execution and delivery of this Agreement by Acquisition or the consummation by Acquisition of the transactions contemplated hereby, except for (a) the filing of an Articles of Merger with the Department of State of the Commonwealth of Pennsylvania in accordance with the Pennsylvania BCL, (b) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the Delaware GCL, (c) any licenses, permits, franchises or other governmental authorizations pertaining to the business of Acquisition that are required as a result of the consummation of the transactions contemplated hereby and (d) such consents, approvals, orders or authorizations which if not obtained, or registrations, declarations or filings which if not made, would not have a Material Adverse Effect with respect to Acquisition.

          SECTION 6.06 OTHER MATTERS. Except as contemplated by this Agreement, Acquisition has not conducted any business activities and does not have any material liabilities or obligations. Acquisition is in compliance in all material respects with all applicable laws.


                                   ARTICLE VII

                                    COVENANTS

          SECTION 7.01 CONDUCT OF THE COMPANY'S BUSINESS. The Company and each Management Shareholder covenants and agrees that, prior to the Effective Time, unless Parent shall otherwise consent in writing or as otherwise expressly contemplated by this Agreement:

               (a) the business of the Company and each Subsidiary in which the Company has a direct or indirect equity interest of fifty percent (50%) or more (a "Restricted Subsidiary") shall be conducted only in, and the Company and each Restricted Subsidiary shall not take any action except in, the normal and ordinary course of business and consistent with past practice;

               (b) the Company and each Management Shareholder shall use their best efforts to preserve the goodwill of the business of the Company and each Subsidiary; and

               (c) neither the Company nor any Restricted Subsidiary shall, directly or indirectly, do any of the following:

          (i) sell, pledge, dispose of or encumber any of its assets except immaterial assets in the ordinary course of business; (ii) amend or propose to amend its Certificate of Incorporation or By-Laws or other organization agreements or documents; (iii) split, combine or reclassify any outstanding shares of its capital stock or other equity interests, or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to its shares of capital stock or other equity interests other than the payment of any such dividend or distribution by a Restricted Subsidiary to the Company; (iv) redeem, purchase, acquire or offer to acquire any shares of its capital stock of any class or other equity interests; or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this paragraph (c);

               (d) neither the Company nor any Restricted Subsidiary shall (i) issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or securities convertible or exchangeable for, or any options, warrants or rights of any kind to acquire, any shares of its capital stock of any class or other equity interests, property or assets; (ii) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof (except an existing wholly-owned subsidiary); (iii) incur any indebtedness for borrowed money or issue any debt securities in excess of $5,000 in the aggregate; (iv) enter into or modify any contract, lease, agreement or commitment, except in the ordinary course of business and consistent with past practice; (v) terminate, modify, assign, waive, release or relinquish any contract rights or amend any rights or claims not in the ordinary course of business or (vi) settle or compromise any claim, action, suit or proceeding pending or threatened against the Company or any Restricted Subsidiary, or, if the Company or any Restricted Subsidiary may be liable or obligated to provide indemnification, against the directors or officers or persons occupying similar positions of the Company or any Restricted Subsidiary, before any court, governmental agency or arbitrator; PROVIDED that nothing herein shall require any action that might impair or otherwise affect the obligation of any insurance carrier under any insurance policy maintained by the Company or any Restricted Subsidiary;

               (e) neither the Company nor any Restricted Subsidiary shall grant any increase in the salary or other compensation of any employee or grant any bonus to any employee, except pursuant to the terms of employment agreements in effect on the date hereof and listed on a Schedule hereto, or enter into any new employment agreement or make any loan to or enter into any material transaction of any other nature with any employee of the Company or any Restricted Subsidiary;

               (f) neither the Company nor any Restricted Subsidiary shall take any action to institute any new severance or termination pay practices with respect to any directors, officers or employees of the Company or any Restricted Subsidiary or to increase the benefits payable under its severance or termination pay practices;

               (g) neither the Company nor any Restricted Subsidiary shall adopt or amend, in any respect, except as contemplated hereby or as may be required by applicable law or regulation, any collective bargaining, bonus, profit sharing, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund, plan or arrangement for the benefit or welfare of any of its respective directors, officers or employees; and

               (h) the Company and each Restricted Subsidiary shall use its best efforts, to the extent not prohibited by the foregoing provisions of this Section 7.01, to maintain the relationships of the Company and each Subsidiary with their respective customers, co-brokers, co-marketers, partners and joint venturers, including, without limitation, all Contract Parties, and if and as requested by Parent or Acquisition, (i) the Company shall use its best efforts to make reasonable arrangements for representatives of Parent or Acquisition to meet with the customers, suppliers, co-brokers, co-marketers, partners and joint venturers of the Company and Subsidiaries, as designated by Parent, in order to ensure that the relationships of the Company with such customers, suppliers, co-brokers, co-marketers, partners and joint venturers will remain in force under substantially the same terms following the Effective Time as are in effect on the date hereof, and (ii) the Company shall schedule, and the management of the Company shall participate in, meetings of representatives of Parent or Acquisition with employees of the Company and Subsidiaries. At all such meetings, Parent and Acquisition shall conduct themselves in a manner that is not disruptive to the business and operations of the Company or any Restricted Subsidiary.


          SECTION 7.02 ACCESS TO INFORMATION. (a) The Company shall, and shall cause each of the Restricted Subsidiaries, and their respective officers, directors, employees, representatives and agents to, upon reasonable advance notice, and provided that the directors, officers, employees, representatives and agents of Parent conduct themselves in a manner that is not disruptive to the business and operations of Parent or any Restricted Subsidiary, afford, from the date hereof to the Effective Time, the officers, employees, representatives and agents of Parent reasonable access during regular business hours to its officers, employees, agents, properties, books, records and workpapers, and shall furnish Parent all financial, operating and other information and data as Parent, through its officers, employees or agents, may reasonably request.

          (b) Parent shall, and shall cause its subsidiaries, officers, directors, employees, representatives and agents to, afford, from the date hereof to the Effective Time, the officers, employees, representatives and agents of the Company reasonable access during regular business hours to its officers, employees, agents and properties, and shall furnish the Company all financial, operating and other information and data as the Company, through its officers, employees or agents, may reasonably request.

          (c) No investigation pursuant to this Section 7.02 shall affect, add to or subtract from any representations or warranties of the parties hereto or the conditions to the obligations of the parties hereto to effect the Merger.

          SECTION 7.03 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, using all reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings; PROVIDED that the foregoing shall not require Parent to agree to make, or to permit the Company to make, any divestiture of a significant asset in order to obtain any waiver, consent or approval.

          SECTION 7.04 INQUIRIES AND NEGOTIATIONS. Neither the Company nor any Restricted Subsidiary nor any of their respective Affiliates, shareholders, directors, officers, employees, representatives or agents, shall, directly or indirectly, (a) solicit or initiate any discussions, submissions of proposals or offers or negotiations with, or (b) participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, any person, other than Parent and its affiliates, representatives and agents, concerning any merger, consolidation, sale of substantial assets, sale of shares of capital stock or other securities or equity interests, recapitalization, debt restructuring or similar transaction involving the Company, any Restricted Subsidiary, or any division of the Company or any

Restricted Subsidiary. The Company shall immediately notify Parent if any proposal, offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any Restricted Subsidiary in respect of any such transaction, and shall, in any such notice to Parent, indicate the identity of the offeror and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts, and thereafter shall keep Parent informed of the status and terms of any such proposals or offers. Neither the Company nor any Restricted Subsidiary shall release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company or any Subsidiary is a party.

          SECTION 7.05 NON-COMPETITION AGREEMENTS. Simultane- ously with the execution hereof, each Management Shareholder shall enter into and deliver to counsel to the Company, with instructions to said counsel to deliver same immediately prior to the Effective Time, a non-competition and confidentiality agreement, effective as of the Effective Time, for the benefit of Parent and the Surviving Corporation and with a term of two (2) years from the Effective Time, substantially in the form of EXHIBIT B attached hereto (the "Non-Competition Agreements").

          SECTION 7.06 RELATED PARTY NOTES AND PLEDGE AGREEMENTS. Simultaneously with the execution hereof, (a) the Company shall deliver to counsel to the Company, with instructions to said counsel to deliver same immediately prior to the Effective Time, all of the original executed Related Party Notes, identified in SCHEDULE 3.30, with any and all liens, pledges and encumbrances with respect thereto, other than liens, pledges and encumbrances in favor of the Company, having been discharged or released prior to the Effective Time, and (b) each borrower identified in SCHEDULE 3.30 hereto who is a Shareholder, and each Shareholder who is related to a borrower who is not a Shareholder, shall enter into and deliver to counsel to the Company, with instructions to said counsel to deliver same immediately prior to the Effective Time, a pledge agreement, in form and substance satisfactory to Parent, granting to Parent a security interest in shares of Parent Common Stock owned by such borrower as security for such borrower's obligations under its respective Related Party Note based on the number of shares of Parent Common Stock set forth next to such borrower's name in SCHEDULE 3.30, which is the number of shares of Parent Common Stock equal to the quotient determined by dividing (i) the aggregate of (x) the outstanding principal amount of such Related Party Note at the Effective Time plus (y) the amount of accrued and unpaid interest on such outstanding principal amount by (ii) $32.566, and rounding up to the nearest whole share.

          SECTION 7.07   CONTINUATION OF CERTAIN EMPLOYEES.

          (a) As of the Effective Time, Parent shall cause the Surviving Corporation to continue the employment of all employees of the Company listed on
SCHEDULE 7.07(a) hereto (the "Company Employees") at their rates of compensation in effect on March 31, 1996. For the purposes of employee benefit plans of Parent, the time of service of such Company employees shall include their time of service with the Company. Notwithstanding the foregoing, nothing herein shall be construed or deemed to constitute an employment contract by the Company or the Surviving Corporation or confer upon any of the Company Employees any right to continue in the employ of Parent or the Surviving Corporation or limit in any respect the right of Parent or the Surviving Corporation to terminate such employment at any time.

          (b) Simultaneously with the execution hereof, the Management Shareholders shall each execute and deliver to counsel to the Company, with instructions to said counsel to deliver the same immediately prior to the Effective Time, and Parent shall execute and deliver to counsel to Parent, with instructions to said counsel to deliver the same immediately prior to the Effective time, written three-year employment agreements mutually acceptable to the parties thereto, which agreements shall be effective as of the Effective Time.

          SECTION 7.08 NOTIFICATION OF CERTAIN MATTERS. The Company and the Shareholders shall give prompt notice to Parent and Acquisition, and Parent and Acquisition shall give prompt notice to the Company and the Shareholders, of (a) the occurrence, or failure to occur, of any event that such party believes would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and (b) any material failure of the Company, Parent or Acquisition, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that failure to give such notice shall not constitute a waiver of any defense that may be validly asserted.

          SECTION 7.09   INDEMNIFICATION.

          (a) Pascotti shall be liable to, and shall indemnify, protect, defend and hold harmless Parent and its successors and the Surviving Corporation and its successors against any and all claims, damages, liabilities and expenses (including reasonable attorneys' fees) sustained by Parent or the Surviving Corporation, except to the extent that such claims, damages, liabilities or expenses are in fact satisfied out of insurance proceeds, resulting from or in connection with (i) the breach of any representation or warranty made by the Company and the Management Shareholders in

Article III of this Agreement or any covenant made by the Company and the Management Shareholders in Article VII of this Agreement and ii) the breach of any representation, warranty, covenant or other agreement made by the Company and the Management Shareholders in any other agreement or instrument executed and delivered by or on behalf of the Company and the Management Shareholders pursuant hereto.

          (b) Each Shareholder, individually, shall be liable to, and shall indemnify, protect, defend and hold harmless Parent and its successors and the Surviving Corporation and its successors against any and all claims, damages, liabilities and expenses (including reasonable attorneys' fees) sustained by Parent or the Surviving Corporation, except to the extent that such claims, damages, liabilities or expenses are in fact satisfied out of insurance proceeds, resulting from or in connection with i) the breach of any representation of warranty made by such Shareholder in Article IV of this Agreement or any covenant made by such Shareholder in Article VII of this Agreement and (b) the breach of any representation, warranty, covenant or agreement made by such Shareholder in any other agreement or instrument executed and delivered by such Shareholder pursuant hereto.

          (c) No Shareholder shall be required to pay Parent and/or the Surviving Corporation, as the case may be, pursuant to Section 7.09(a) and
Section 7.09(b) an aggregate amount in excess of the dollar value equivalent of Parent Common Stock as of the Effective Date received by such Shareholder upon consummation of the Merger pursuant to the terms hereof.

          (d) Parent and Acquisition shall be jointly and severally liable to, and shall jointly and severally indemnify, protect, defend and hold harmless each Shareholder and its respective successors against any and all claims, damages, liabilities and expenses (including reasonable attorneys' fees) sustained by any Shareholder, except to the extent that such claims, damages, liabilities or expenses are in fact satisfied out of insurance proceeds, resulting from or in connection with the breach of any representation, warranty, covenant or other agreement made by Parent or Acquisition in or pursuant to this Agreement or any other agreement or instrument executed and delivered by or on behalf of Parent and/or Acquisition pursuant hereto or in connection herewith.

          (e) The remedies set forth in this Section 7.09 are in addition to any to which any party might otherwise be entitled under any other provision of this Agreement or otherwise under law. In the event Parent and/or the Surviving Corporation becomes entitled to any sums under the terms hereof, Parent and/or the Surviving Corporation shall have the right but not the obligation to set off such liabilities of the Shareholders against any existing or future liabilities of Parent or the Surviving

Corporation to the Shareholders or any of them individually other than against amounts owed by the Company to any such Shareholders as compensation for employment. The terms of this Section 7.09 are intended to benefit the parties hereto and shall survive the consummation of the Merger and the Effective Time until the publication of the first independent audit report on the consolidated financial statements of Parent after the Effective Time (the "Indemnification Termination Date"), PROVIDED, HOWEVER, that any claims made on or prior to the Indemnification Termination Date shall survive until final resolution thereof.

          SECTION 7.10 CONFIDENTIALITY. Parent and Acquisition, on the one hand, and the Company and each Shareholder, on the other, shall hold, and shall use their respective best efforts to cause their respective officers, directors, employees, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the other parties furnished to such party in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (a) previously known on a nonconfidential basis by such party; (b) in the public domain through no fault of such party; or (c) later lawfully acquired by such party from sources other than the other parties; PROVIDED THAT each party may disclose such information to its Affiliates and its Affiliates' officers, directors, employees, consultants, advisors and agents, lenders and other investors in connection with the transactions contemplated by this Agreement so long as such persons are informed by such party of the confidential nature of such information and are directed by such party to treat such information confidentially. If the transactions contemplated by this Agreement are abandoned, such confidentiality shall be maintained and each party shall, and shall use its best efforts to cause its respective officers, directors, employees, consultants, advisors and agents to, destroy or deliver to the other party(s), upon request, all documents and other materials, and all copies thereof, obtained by such party or on its behalf from the other party(s) in connection with this Agreement that are subject to such confidentiality. The terms of this Section 7.10 shall survive indefinitely.

          SECTION 7.11 COVENANTS OF SHAREHOLDERS. (a) Each Shareholder hereby agrees not to:

               (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any shares of Company Common Stock owned by such Shareholder, other than as provided herein;

               (ii) grant any proxies or enter into a voting agreement or other arrangement with respect to any shares of Company Common Stock owned by such Shareholder; or

               (iii) deposit any shares of Company Common Stock owned by such Shareholder into a voting trust.

          (b) Each Shareholder hereby agrees not to take any action that would make any representation or warranty herein of such Shareholder or the Company untrue or incorrect in any material respect or that would have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement.

          (c) Each Shareholder hereby waives any and all dissenter's rights with respect to Company Common Stock granted pursuant to Article 15 of the Pennsylvania BCL.

          (d) Each Shareholder hereby agrees to surrender the Certificates owned by such Shareholder in exchange for certificates representing shares of Parent Common Stock and cash, if applicable, within one (1) Business Day after the Effective Time.

          (e) Simultaneously with the execution hereof, each Shareholder which is an "accredited investor" shall execute and deliver to counsel to the Company, with instructions to said counsel to deliver same immediately prior to the Effective Time, an Accredited Investor Certification in the form of EXHIBIT A hereto which shall be deemed effective as of the Effective Time.

          SECTION 7.12 TRANSFER RESTRICTIONS AFTER THE EFFECTIVE TIME. Each Shareholder hereby agrees that, from and after the Effective Time:

               (a) LOCK-UP. Such Shareholder shall not sell or otherwise reduce its risk relative to any shares of Parent Common Stock received by it in the Merger (within the meaning of Financial Reporting Policy, Section 201.01), except as permitted by Staff Accounting Bulletin No. 76 issued by the SEC, until Parent has filed with the SEC its Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 1996.

               (b) SECURITIES ACT COMPLIANCE. Such Shareholder shall not offer, sell, or otherwise dispose of the shares of Parent Common Stock received by such Shareholder in connection with the Merger other than
          (i) pursuant to an effective registration statement under the Securities Act, or (ii) otherwise pursuant to an exemption from the registration requirements of the Securities Act.

          SECTION 7.13 REGISTRATION RIGHTS AGREEMENTS. Simultaneously with the execution hereof, Parent and each Shareholder shall execute and deliver to counsel to Parent in the case of Parent, and counsel to the Company in the case of each Shareholder, with instructions to said counsel to deliver the same immediately prior to the Effective Time, a registration rights agreement in the form of EXHIBIT C hereto, which agreement shall be effective as of the Effective Time.

          SECTION 7.14 CERTAIN SHAREHOLDER SECURED LOAN ARRANGEMENTS. Simultaneously with the execution and delivery hereof, each of J. Randall Grespin, Gary D. Weller, William P. Ratz, Ronald J. Fulton, Alan H. Herman, Robert S. Salva and Steven S. Wevodau shall enter into a written agreement with Pennsylvania State Bank ("PSB"), in form and substance satisfactory to Parent, providing (a) that such Shareholder shall, as of the Effective Time, substitute for shares of Company Common Stock held by PSB as collateral security for such Shareholder's loan from PSB evidenced by the certain promissory notes evidencing such loans and the certain Pledge Priority Agreements, dated April 5, 1995 in the case of Gary D. Weller and March 14, 1995 in the case of the other such Shareholders, such number of shares of Parent Common Stock issued to such Shareholder pursuant to this Agreement as PSB shall require, (b) that PSB shall, upon the delivery to PSB by Parent of certificates representing such number of shares of Parent Common Stock issuable to such Shareholder pursuant to this Agreement as PSB shall require as substituted collateral, deliver to Parent the certificates representing such Shareholder's shares of Company Common Stock held by PSB as collateral, free and clear of all liens, claims and encumbrances of PSB, and (c) that, upon such substitution of collateral, PSB will terminate the Company's guarantee of said loan. Simultaneously with the execution hereof, each such Shareholder shall execute and deliver to Parent such stock powers, allonge endorsements or other instruments and documents as shall be required by PSB and/or Parent to effectuate said substitution of collateral.

          SECTION 7.15 TERMINATION OF SHAREHOLDERS' AGREEMENTS. Simultaneously with the execution and delivery hereof, the Company and each Shareholder which is a party to a shareholders' or similar agreement disclosed in SCHEDULE 3.32 shall enter into a written agreement, in form and substance satisfactory to Parent, terminating such agreements, as of the Effective Time without further obligation of the Company or the Surviving Corporation thereunder.

                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

          SECTION 8.01 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the condition that no preliminary or permanent injunction or other order, decree or ruling issued by any court of competent jurisdiction nor any statute, rule, regulation or order entered, promulgated or enacted by any governmental, regulatory or administrative agency or authority shall be in effect that would prevent the consummation of the Merger as contemplated hereby.

          SECTION 8.02 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

               (a) Parent and Acquisition shall have performed and complied in all material respects with all obligations and agreements required to be performed and complied with by them under this Agreement at or prior to the Effective Time;

               (b) the representations and warranties of Parent and Acquisition contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such date, except as otherwise contemplated or permitted by this Agreement;

               (c) the Company shall have received a certificate from the Chief Executive Officer of Parent, dated as of the Effective Time, to the effect that the conditions set forth in paragraphs (a) and (b) above have been satisfied;

               (d) the Company shall have received the opinion of Shanley & Fisher, P.C., counsel to Parent and Acquisition, substantially in the form of EXHIBIT D attached hereto; and

               (e) the Company shall have received the opinion of Eckert Seamans Cherin & Mellott, counsel to the Company, that (i) the Merger will constitute a reorganization for United States Federal income tax purposes within the meaning of Section 368(a)(1)(A) of the Code, (ii) Parent, Acquisition and the Company will each be a party to the reorganization within the meaning of Section 368(b) of the Code, (iii) no gain or loss will be recognized by the Company pursuant to the Merger and (iv) no gain or loss will be recognized by the Shareholders to the extent their shares of the capital stock of the Company are converted into and exchanged for solely Parent Common Stock (except to the extent that cash is received in lieu of a fractional share interest).

          SECTION 8.03 CONDITIONS TO THE OBLIGATION OF PARENT AND ACQUISITION TO EFFECT THE MERGER. The obligation of Parent and Acquisition to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

               (a) the Company and each of the Shareholders shall have performed and complied in all material respects with all obligations and agreements required to be performed and complied with by it under this Agreement at or prior to the Effective Time;

               (b) the representations and warranties of the Company and of the Shareholders contained in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such date, except as otherwise contemplated or permitted by this Agreement;

               (c) Parent shall have received a certificate from the President of the Company, dated as of the Effective Time, to the effect that the conditions set forth in paragraphs (a) and (b) above have been satisfied;

               (d) Parent shall have determined in its opinion that the business combination to be effected by the Merger is to be accounted for as a pooling-of-interests by Parent for purposes of its consolidated financial statements under GAAP and applicable SEC rules and regulations;

               (e) Parent and Acquisition shall have received the opinion of Eckert Seamans Cherin & Mellott, counsel to the Company, substantially in the form of EXHIBIT E attached hereto;

               (f) The Company shall have received and delivered to Parent, in form and substance satisfactory to Parent, (i) the written waiver by Traditional Equinet Business Corporation ("TRAEBCO") of its right to purchase or otherwise acquire the Company pursuant to the Agreement dated September 1, 1987 among TRAEBCO, the Company, Underwriters Service of Maryland, Inc. and the certain other parties thereto, as amended, and the consent of TRAEBCO to the Merger, (ii) the written waiver by The Mutual Life Insurance Company of New York ("MONY") of its right to purchase or otherwise acquire the Company pursuant to the Agreement dated January 1, 1990 between MONY and the Company, as amended, and the consent of MONY to the Merger and (iii) the written waiver by The Decter Group, Inc. ("Decter") of its rights to require the Company to purchase all of the outstanding capital stock of Decter in exchange for Company Common Stock pursuant to the Joint Venture Agreement dated January 2, 1992 between Decter and the Company, and the consent by Decter to the Merger;

               (g) Parent shall have received satisfactory evidence of the approval of the Merger by the holders of at least ninety-one (91%) percent of the outstanding shares of Company Common Stock and each such holder shall have executed and delivered this Agreement;

               (h) Parent shall have received reasonable assurance that all material relationships with Contract Parties shall remain in force and effect after the Effective Time upon substantially the same terms in effect prior to the Effective Time; and

               (i) Each Shareholder shall have obtained and shall have delivered to Parent such spousal consent to the transactions contemplated by this Agreement as shall be required by applicable law.

                                   ARTICLE IX

                           TERMINATION AND ABANDONMENT

          SECTION 9.01 TERMINATION AND ABANDONMENT. This Agreement may be terminated and the Merger may be abandoned prior to the Effective Time:

               (a) by mutual action of the Boards of Directors of Parent and the Company; or

               (b) by either the Parent or the Company if the Effective Time shall not have occurred on or before thirty (30) days after the signing of this Agreement.

          SECTION 9.02   EFFECT OF TERMINATION.  Except as provided in Section
10.02 hereof with respect to expenses and certain indemnities, in the event of the termination of this Agreement and the abandonment of the Merger pursuant to
Section 9.01, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to any other party hereto or its shareholders or directors or officers in respect thereof, except that nothing herein shall relieve any party from liability for any willful breach hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

          SECTION 10.01  SURVIVAL OF CERTAIN REPRESENTATIONS AND WARRANTIES.
The representations and warranties of the Company and the Shareholders in this Agreement and in any instrument delivered pursuant hereto shall survive the Effective Time until the publication of the first independent audit report on the consolidated financial statements of Parent after the Effective Time, PROVIDED that this Section 10.01 shall not limit any other covenant or agreement of the parties that by its terms contemplates performances beyond such period.

          SECTION 10.02 FEES AND EXPENSES. (a) Whether or not the transactions contemplated by this Agreement are consummated, neither the Company and the Shareholders, on the one hand, and Parent and Acquisition, on the other hand, shall have any obligation to pay any of the fees and expenses of the other incident to the negotiation, preparation and execution of this Agreement, including, without limitations, the fees and expenses of counsel, accountants, advisors, investment bankers and other experts, and Parent shall pay all such fees and expenses incurred by Acquisition.

          (b) The Company, on the one hand, and Parent and Acquisition, on the other hand, shall indemnify the other and hold it harmless from and against any claims for advisor's fees, finders' fees or brokerage commissions, in relation to or in connection with such transactions as a result of any agreement or understanding between such indemnifying party and any third party.

          SECTION 10.03 PUBLICITY. The Company and the Shareholders and Parent agree that they will not issue any press release or make any other public announcement concerning this Agreement or the transactions contemplated hereby without the prior consent of the other party, except that the Company or Parent may make such public disclosure that it believes in good faith to be required by law.

          SECTION 10.04 EXECUTION IN COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 10.05 NOTICES. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, as follows:

          If to Parent and/or Acquisition, to:

               The BISYS Group, Inc.
               Overlook at Great Notch
               150 Clove Road
               Little Falls, New Jersey 07424

               Attention: Chairman and Chief Executive Officer with a copy to:

               The BISYS Group, Inc.
               Overlook at Great Notch
               150 Clove Road
               Little Falls, New Jersey 07424

               Attention: General Counsel

          If to the Company and/or the Shareholders, to:

               T.U.G., Inc.
               4251 Crums Mill Road
               Harrisburg, Pennsylvania 17112

               Attention: President

          with a copy to:

               Eckert Seamans Cherin & Mellott
               Market Square Building
               213 Market Street
               Harrisburg, Pennsylvania  17101

               Attention:  Christopher Cicconi, Esq.

or such other address or addresses as any party hereto shall have designated by notice in writing to the other parties hereto.

          SECTION 10.06 WAIVERS. The Company, on the one hand, and Parent and Acquisition, on the other hand, may, by written notice to the other, (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions of the other contained in this Agreement; or (d) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          SECTION 10.07 ENTIRE AGREEMENT. This Agreement, its Schedules and the agreements and documents executed at the Effective Time in connection herewith constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any party that is not embodied in this Agreement or such other documents, and none of the parties shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

          SECTION 10.08 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

          SECTION 10.09 BINDING EFFECT, BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement; PROVIDED, HOWEVER, that the provisions of Section 7.09 hereof shall accrue to the benefit of, and shall be enforceable by, each of the current and former directors and officers of the Company.

          SECTION 10.10 ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

          SECTION 10.11 AMENDMENTS. This Agreement may be modified, amended or supplemented at any time by action of the respective Boards of Directors of the Company, Parent and Acquisition, and the Shareholders. Without limiting the generality of the foregoing, this Agreement may only be amended, varied or supplemented by an instrument in writing, signed by the parties hereto.

          IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have executed and delivered this Agreement and Plan of Merger as of the day and year first above written.

                                   THE BISYS GROUP, INC.



                                   By:/s/ Lynn J. Mangum
                                      ---------------------------
                                      Lynn J. Mangum
                                      Chairman and
                                      Chief Executive Officer



                       [signatures continued on next page]

                     [signatures continued from prior page]

                                   BITUG ACQUISITION CORP.



                                   By:/s/ Lynn J. Mangum
                                      ---------------------------
                                      Lynn J. Mangum
                                      Chairman


                                   T.U.G., INC.



                                   By:/s/ Anthony A. Pascotti
                                      ---------------------------
                                      Name:   Anthony A. Pascotti
                                      Title:  Chief Executive Officer

Number of
Shares of Company
Common Stock Owned:              SHAREHOLDERS:
- -------------------


                            /s/ Anthony A. Pascotti
                            -------------------------------------
   1,830,012                Anthony A. Pascotti
                            1205 Galloway Lane
                            Harrisburg, Pennsylvania 17111


                            /s/ J. Randall Grespin
                            -------------------------------------
    197,928                 J. Randall Grespin
                            34 Banbury Road
                            Hummelstown, Pennsylvania 17036


                            /s/ Gary D. Weller /s/ Susan A. Weller
                            -------------------------------------
    133,92                  Gary D. Weller and Susan A. Weller
                            131 Briarwood Court
                            Camp Hill, Pennsylvania 17011


                            /s/ Arthur A. Kusic
                            -------------------------------------
     28,316                 Arthur A. Kusic
                            6800 Cornell Road
                            Harrisburg, Pennsylvania 17110


                            /s/ Ronald J. Fulton
                            --------------------
     25,974                 Ronald J. Fulton
                            2307 Buckingham Avenue
                            Mechanicsburg, Pennsylvania 17055

                       [signatures continued on next page]

                     [signatures continued from prior page]

Number of
Shares of Company
Common Stock Owned:              SHAREHOLDERS:
- -------------------



                            /s/ Alan H. Herman
                            -------------------------------------
     25,974                 Alan H. Herman
                            5026 Inverness Drive
                            Mechanicsburg, Pennsylvania 17055



                            /s/ William P. Ratz
                            -------------------------------------
     25,974                 William P. Ratz
                            520 Devon Road
                            Camp Hill, Pennsylvania 17011



                            /s/ Crisa S. Hamilton
                            -------------------------------------
     19,851                 Crisa S. Hamilton
                            4419 St. Andrews Way
                            Harrisburg, Pennsylvania 17110



                            /s/ James V. Medici
                            -------------------------------------
     19,851                 James V. Medici
                            130 Rodney Lane
                            Camp Hill, Pennsylvania 17011



                            /s/ Robert S. Salva
                            -------------------------------------
     19,851                 Robert S. Salva
                            2600 Outerbridge Road
                            Harrisburg, Pennsylvania 17110



                            /s/ Steven C. Leisher
                            -------------------------------------
     14,148                 Steven C. Leisher
                            6550 Via Alcazar
                            Carlsbad, California 92009



                            /s/ Steven Wevodau & Judith A. Wevodau
                            -------------------------------------
     11,227                 Steven Wevodau & Judith A. Wevodau
                            6347 Locust Lane
                            Mechanicsburg, Pennsylvania 17055

                       [signatures continued on next page]

                     [signatures continued from prior page]


Number of
Shares of Company
Common Stock Owned:
- -------------------


                                 /s/ Patricia A. Heins
                                 -------------------------------------
      7,500                      Patricia A. Heins
                                 708 4th Street
                                 New Cumberland, Pennsylvania 17055


                                 /s/ Betty Fenicle
                                 -------------------------------------
      2,500                      Betty Fenicle
                                 29 Judy Lane
                                 Harrisburg, Pennsylvania 17112



                                 /s/ Lucille Greenwell
                                 -------------------------------------
      2,500                      Lucille Greenwell
                                 9823 Hollow Glen Place
                                 Silver Spring, Maryland 20910






243206

                              INDEX TO DEFINED TERMS

  Term                                     Section Reference
- --------                                   -----------------

"Accredited Investor Certification"        4.04(e)
"Acquisition"                              Preamble
"Affiliate"                                3.20
"Balance Sheet"                            3.08(a)
"Business Day"                             1.03
"Certificate"                              2.03(a)
"Code"                                     Preamble
"Company"                                  Preamble
"Company Common Stock"                     2.01(a)
"Company Employees"                        7.06(a)
"Company Investments"                      3.17
"Company Licenses"                         3.28
"Constituent Corporations"                 Preamble
"Contract Parties"                         3.10
"Decter"                                   8.03(f)
"Delaware GCL"                             Recitals
"Effective Time"                           1.03
"Employee and Other Licenses"              3.28
"Employment Agreement"                     7.06(b)
"ERISA"                                    3.12(b)
"Exchange Act"                             5.09
"Financial Statements"                     3.08(a)
"GAAP"                                     3.08(a)
"Grespin"                                  Preamble
"Indemnification Termination Date"         7.09(e)
"Intellectual Rights"                      3.09
"Major Suppliers and Consultants"          3.11
"Management Shareholders"                  Preamble
"Material Adverse Effect"                  3.03
"Merger"                                   Recitals
"MONY"                                     8.03(f)
"Non-Competition Agreements"               7.05
"Owned Source Codes"                       3.29(c)
"PSB"                                      7.14
"Parent"                                   Preamble
"Parent Common Stock"                      Recitals
"Pascotti"                                 Preamble
"Pennsylvania BCL"                         Recitals
"Private Placement Memorandum"             5.06
"Public Information"                       4.04(j)
"Purchaser Representative"                 4.04(m)
"Related Party Loans"                      3.30
"Related Party Notes"                      3.30
"Restricted Subsidiary"                    7.01(a)
"SEC"                                      4.04(b)
"Securities Act"                           4.04(a)
"Securities Exchange Act"                  5.09
"Shareholders"                             Preamble
"Software"                                 3.29(a)
"Software Contracts"                       3.29(b)
"Shareholders"                             Recitals
"Subsidiary"                               3.03

"Subsidiary Balance Sheet"                 3.08(b)
"Subsidiary Financial Statements"          3.08(b)
"Surviving Corporation"                    Preamble
"TRAEBCO"                                  8.03(f)
"Weller"                                   Preamble
"1989 Plan"                                5.03